This 497(e) filing supercedes the 497(e) submission, accession #
0000779129-00-000004, as filed with the SEC on March 14, 2000 at 3:59 P.M.


                                               March 22, 2000

                  DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
                      DREYFUS U.S. TREASURY SHORT TERM FUND
                  DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND
                      DREYFUS U.S. TREASURY LONG TERM FUND

              Supplement to the Statement of Additional Information
                                Dated May 1, 1999

1. The following information replaces all contrary information contained in the sections of the Statement of Additional Information ("SAI") entitled "Description of the Funds", "Management of the Funds" and "Management Arrangements":

      Effective March 22, 2000, Dreyfus Service Corporation ("DSC") became the distributor to the Fund. DSC is located at 200 Park Avenue, New York, NY 10166.

2. The following information replaces the information contained in the section of the Statement of Additional Information ("SAI") entitled "Management of the Funds - Officers of the Funds":

Stephen E. Canter, President.   President, Chief Operating Officer, and Chief
                   ---------
      Investment Officer of the Manager, and an officer of other investment companies advised and administered by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 54 years old.

Charles Cardona, Executive Vice President 1. Executive Vice President of Dreyfus
      Service Corporation, a wholly-owned subsidiary of the Manager, President of Dreyfus Institutional Services Division, a division of Dreyfus Service Corporation, and an officer of other investment companies advised and administered by the Manager. He is 44 years old.

Mark N. Jacobs, Vice President.   Vice President, General Counsel and
                --------------
      Secretary of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 53 years old.

Joseph Connolly, Vice President and Treasurer. Director - Mutual Fund Accounting of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 42 years old.

Michael A. Rosenberg, Secretary.   Associate General Counsel of the Manager,
                      ---------
      and an officer of other investment companies advised and administered by the Manager. He is 40 years old.

Steven F. Newman, Assistant Secretary.   Associate General Counsel and
                  -------------------
      Assistant Secretary of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 50 years old.

Mark Kornfeld, Assistant Secretary.   Assistant General Counsel of the
               -------------------
      Manager, and an officer of other investment companies advised and administered by the Manager. From September 1993 to October 1998, Mr. Kornfeld was an Associate Attorney in the Litigation Group of Clifford
      Chance Rogers & Wells, LLP.   He is 32 years old.

Michael Condon, Assistant Treasurer 2. Senior Treasury Manager of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 38 years old.

William McDowell, Assistant Treasurer 3. Senior Accounting Manager - Taxable
      Fixed Income of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 41 years old.

The address of each Fund officer is 200 Park Avenue, New York, NY 10166.




--------
1 Dreyfus U.S. Treasury Intermediate Term Fund only.
2 Dreyfus 100% U.S. Treasury Money Market Fund only.
3 Dreyfus U.S Treasury Short Term Fund, Dreyfus U.S. Treasury Intermediate Term Fund and
  Dreyfus U.S. Treasury Long Term Fund only.